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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 7, 2002


                                    CONECTIV
             (Exact name of registrant as specified in its charter)

          Delaware                       1-13895                 51-0377417
    -----------------------      -------------------------   ----------------
    (State of incorporation)     Commission File Number      (I.R.S. Employer
                                                             Identification No.)

    800 King Street, P.O. Box 231, Wilmington, Delaware             19899
    ---------------------------------------------------             -----
       (Address of principal executive offices)                   (Zip Code)

      Registrant's telephone number, including area code          302-429-3018
                                                                  ------------



Item 7.  Financial Statements and Exhibits

(b) Pro forma financial information

Effective January 1, 2002, Conectiv implemented Statement of Financial Accounting Standards (SFAS) No. 142, "Goodwill and Other Intangible Assets" (SFAS No. 142). Under SFAS No. 142, goodwill that has not been included in the rates of a regulated utility subject to SFAS No. 71, "Accounting for the Effects of Certain Types of Regulation," is no longer amortized and is reviewed annually for impairment. Conectiv ceased amortizing goodwill that is not included in regulated utility rates, effective January 1, 2002. Conectiv has not yet completed the test specified by SFAS No. 142 for potential impairment of goodwill, as of January 1, 2002.


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For 2001, 2000, and 1999, the following tables reconcile reported income from continuing operations, income before extraordinary item, and net income (loss), to amounts adjusted to exclude the amortization of goodwill, net of taxes.

                                                         Year Ended December 31,
                                                  ----------------------------------
                                                     2001         2000        1999
                                                  ----------   ---------   ---------
                                                          (Dollars in Thousands)
Income from continuing operations, as reported      $377,522   $203,815    $ 143,493
Goodwill amortization, net of taxes                    8,099      8,916        9,305
                                                  ----------   --------    ---------
Income from continuing operations, as adjusted      $385,621   $212,731    $ 152,798
                                                  ==========   ========    =========

Income before extraordinary item, as reported       $251,038   $170,830    $ 113,578
Goodwill amortization, net of taxes                    8,099      8,916        9,305
                                                  ----------   --------    ---------
Income before extraordinary item, as adjusted       $259,137   $179,746    $ 122,883
                                                  ==========   ========    =========

Net income (loss), as reported                      $248,248   $170,830    $(198,140)
Goodwill amortization, net of taxes                    8,099      8,916        9,305
                                                  ----------   --------    ---------
Net income (loss), as adjusted                      $256,347   $179,746    $(188,835)
                                                  ==========   ========    =========

For 2001, 2000, and 1999, the following tables reconcile reported basic earnings
(loss) per average share of common stock (i) from continuing operations, (ii) before extraordinary item, and (iii) in total, to amounts adjusted to exclude the amortization of goodwill, net of taxes.

                                                               Year Ended December 31,
                                                            --------------------------------
                                                              2001         2000       1999
                                                            ----------   ---------   -------
Basic earnings per average share of common stock
   from continuing operations, as reported                     $4.43        $2.36      $1.46
Goodwill amortization, net of taxes                             0.10         0.11       0.10
                                                            --------     --------    -------
Basic earnings per average share of common stock
   from continuing operations, as adjusted                     $4.53        $2.47      $1.56
                                                            ========     ========    =======
Diluted earnings per average share of common stock
   from continuing operations, as adjusted                     $4.51        $2.47      $1.56
                                                            ========     ========    =======

Basic earnings per average share of common stock
   before extraordinary item, as reported                      $2.90        $1.97      $1.14
Goodwill amortization, net of taxes                             0.10         0.11       0.10
                                                            --------     --------    -------
Basic earnings per average share of common stock
   before extraordinary item, as adjusted                      $3.00        $2.08      $1.24
                                                            ========     ========    =======

Basic earnings (loss) per average share of
   common stock, in total, as reported                         $2.87        $1.97     $(2.02)
Goodwill amortization, net of taxes                             0.10         0.11       0.10
                                                            --------     --------    -------
Basic earnings (loss) per average share of
   common stock, in total, as adjusted                         $2.97        $2.08     $(1.92)
                                                            ========     ========    =======

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Conectiv
                                  ------------
                                  (Registrant)


Date:    June 7, 2002                   /s/ John C. van Roden
         ------------                   ---------------------------------------
                                        John C. van Roden, Senior Vice President
                                        and Chief Financial Officer

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